SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 1, 2010
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857                 26-0338889
(State or other Jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (714) 373-1930

                                      N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE.

On December 1, 2010, the Company issued a Press Release concerning the action of its Joint Venture partner, HIGA Corporation, entering into a Letter of Intent with H&G Polymeric Products Co., Ltd. for the distribution of rubber-based products manufactured by H&G Polymeric Products Co., Ltd. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

                                  EXHIBIT TABLE

Exhibit No.                        Description
-----------                        -----------

  99.1              Press Release dated December 1, 2010.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2010               GLOBAL NUTECH, INC.


                                     By: /s/ E. G. Marchi
                                         ---------------------------------------
                                     Name:  E. G. Marchi
                                     Title: President


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